Oppenheimer Currency Opportunities Fund

Supplement dated May 28, 2014 to the

Summary Prospectus, Statutory Prospectus, and Statement of Additional Information,

each dated September 27, 2013

This supplement amends the Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) of the above referenced fund (the “Fund”), each dated September 27, 2013, and is in addition to any other supplement(s).

On May 16, 2014, the Board of Trustees of Oppenheimer Currency Opportunities Fund (the “Fund”), upon the recommendation of the Fund’s adviser, OFI Global Asset Management, Inc., approved a plan to liquidate the Fund (the “Liquidation”), such Liquidation to take place on or about August 1, 2014 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. Redemptions made beginning from May 28, 2014 through the Liquidation Date will not be subject to any contingent deferred sales charges, except that shares held through a broker-dealer or other financial intermediary, such as omnibus accounts, may be subject to sales charges in accordance with the protocols of the financial intermediary. It is expected that immediately following the Liquidation, the cash proceeds of the Liquidation will be distributed to shareholders of the Fund in complete redemption of their shares, after all charges, taxes, expenses and liabilities of the Fund have been paid or accounted for, and for certain retirement accounts, any proceeds will generally be automatically invested in Oppenheimer Money Market Fund, subject to any operational requirements of a particular shareholder account. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be considered a taxable event like any other redemption of shares. Shareholders should consult with their tax advisors for more information about the tax consequences of the Liquidation to them, including any federal, state, local, foreign or other tax consequences. Shareholders of the Fund in a tax-advantaged retirement plan or account may also be subject to additional tax consequences as a result of the Liquidation. These shareholders should also consult with their tax advisors, as well as their plan administrator or service provider for information regarding options that may potentially be available to them to avoid being liquidated out of their retirement plan or account. In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the Liquidation, the Fund may deviate from its investment objectives and strategies as the Liquidation Date approaches.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth beginning on page 21 of the Prospectus under “Selling Shares,” as it may be supplemented. Shareholders who wish to avoid being liquidated out of the Oppenheimer funds altogether may also exchange their shares, subject to minimum investment account requirements and other restrictions on exchanges as described beginning on page 21 of the Prospectus under “The Oppenheimer Exchange Privilege,” as it may be supplemented. Any such redemption or exchange of Fund shares for shares of another fund will generally be considered a taxable event for federal income tax purposes, except exchanges in a tax-advantaged retirement plan or account. Shareholders who hold their shares in the Fund through a financial intermediary should contact their financial representative to discuss their options with respect to the Liquidation and the distribution of such shareholders’ redemption proceeds.

May 28, 2014	PS1365.005